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                          [Mercer Capital Letterhead]

                                                                         EX-23.3

                               November 19, 1998

                          CONSENT OF FINANCIAL ADVISOR

We hereby consent to the inclusion of our fairness opinion and references to our firm in the Proxy Statement/Prospectus included in Union Planters Corporation's Registration Statement on Form S-4.




                                       Mercer Capital Management, Inc.



                                       By: /s/ JEFF K. DAVIS, CFA, ASA
                                           -----------------------------
                                           Vice President